(LOGO)
                                      ICAP

                                     Annual
                                     Report


                                                December 31, 1997


                                                ICAP Funds


                                                Discretionary
                                                Equity
                                                Portfolio


                                                Equity
                                                Portfolio

                               Table of Contents

                                                             page

Letter to Shareholders                                          1

Investment Highlights                                           6

Schedules of Investments
  Discretionary Equity Portfolio                                8
  Equity Portfolio                                             12

Statements of Assets and Liabilities                           16

Statements of Operations                                       17

Statements of Changes in Net Assets
  Discretionary Equity Portfolio                               18
  Equity Portfolio                                             19

Financial Highlights
  Discretionary Equity Portfolio                               20
  Equity Portfolio                                             21

Notes to Financial Statements                                  22

                                  January 1998


                               Dear Shareholder:

The ICAP Funds finished their third year having rung up a cumulative return of 126.3% (an average annual total return of 31.3%) for the Equity Portfolio, and 118.3% (an average annual total return of 29.7%) for the Discretionary Equity Portfolio. These returns since inception place both funds well within the top quartile of the Lipper Growth & Income universe <F1>, and the Morningstar Large Cap Value universe <F2>. The ICAP Equity Portfolio was one of only a very few to have beaten the S&P 500 over this three year period. As a result of this strong performance, Morningstar has awarded both the ICAP Discretionary Equity Portfolio and the Equity Portfolio a five star rating.

The ICAP Equity Portfolio delivered a 29.1% return in 1997, while the Discretionary Equity Portfolio returned 28.6%. While these high absolute returns trailed the S&P 500's 33.4%, both funds had stronger performance than the vast majority of America's other mutual funds during 1997 <F3>.

To say that 1997 was an unusual year for the markets would be an understatement. Despite robust U.S. economic conditions, coming in the sixth year of an expansion, the Fed tightened only once early in the year, even as labor markets strengthened and wages accelerated. The combination of global slack early in the year, and the effects of the turmoil in Asia later, kept a lid on reported and prospective inflation in the U.S. The Fed responded to this mixture of domestic strength and international weakness by holding short rates steady. As the reality of a sharp slowdown in Asia sank in, commodity prices broke sharply and U.S. interest rates dropped to very low levels. The lack of competition from interest rates allowed equity markets to close near record levels, despite a sharp contraction earlier in the year, and the largest one-day point decline in the Dow in its history on October 27.

As we enter the New Year, the U.S. economy seems to be catching its breath. Despite an inevitable slowdown in exports, and a likely downturn in business investment, the strong underpinning provided by employment and real incomes (aided by NEGATIVE import prices) is providing solid support for consumption and the housing sector. Consequently, while we have reduced our estimate for growth in the U.S., we still expect a moderate 2.5% advance in real GDP.

Economic conditions in Europe appear to be coming to life after a multi-year slump (although the strength in the U.K. has paralleled the U.S.). Internal demand and net exports are offsetting continued sluggish employment on the continent. We anticipate that a continuation of supportive monetary policy, weaker currencies and healthy corporate restructuring will allow Europe to show some ACCELERATION in growth, despite the weakness in the Pacific Rim.

Asia remains the questionmark in the 1998 economic outlook. Current conditions are obviously quite weak. Anecdotal reports would seem to indicate that many countries are actually CONTRACTING, not just growing more slowly. Given the current lack of leadership in Japan, that HUGE economy cannot act as a locomotive for the region. In fact, we anticipate Japan's own exports to Asia will drop, and they are equally unlikely to provide much import support for their weak neighbors. Moreover, IMF aid for countries from Thailand to Korea may come with conditions which inhibit domestic demand. Consequently, while growth will ultimately return to this region, recovery in 1998 will likely take longer and start from a lower base. American manufacturers are bracing for a liquidation sale from Asian competitors as they desperately seek dollars to repay debts. Price competition is likely to be quite severe. Moreover, the potentially big negative swing in the U.S. trade deficit, coming in an election year, will add fuel to the anti-trade arguments which were used to defeat President Clinton's fast track authority in 1997.

U.S. equity markets enter 1998 with valuations at near record levels, but with the outlook for corporate profits deteriorating sharply. Nominal revenue growth for corporate America is likely to resemble a recession-like 4-5%. Margins will face an onslaught of problems ranging from import price competition, to higher wage costs, to the impact of a stronger dollar. Unfortunately, Wall Street estimates for individual corporate earnings do not reflect this harsh reality. Consequently, MANY, MANY companies will experience earnings shortfalls and their shares will be penalized. The silver lining to disappointing profits will be that interest rates will remain quite subdued, and that the record amount of merger and acquisitions activity seen in 1997 is likely to continue into 1998. Overall, we would expect a choppy year in U.S. equities, with the major averages seeing single digit positive gains.

We at ICAP have a well defined strategy for coping with this uncertain environment as we enter 1998:

  a) We will continue to focus on corporate restructurings. These companies are likely to have less inherent risks, (because of prior performance). If a new, or reinvigorated management has an underutilized FRANCHISE, they can manage to attain higher earnings, and conceivably a higher P/E, even in a market that struggles. These companies tend to be UNDEROWNED, and UNDERFOLLOWED; this gives our analysts an excellent opportunity to provide creative value added.

  b) We will continue to focus on Europe at the margin. Europe is benefiting from relatively better economic growth, easy monetary policy and corporate restructuring. Whereas U.S. households have RECORD levels of exposure to equities, Europeans are just beginning to get the "equity habit." While valuations are no longer low in Europe, pockets of value do exist, and earnings momentum will be superior to that in the U.S.

  c) We will continue to look for opportunities that meet our internal criteria of 15% relative upside (based on our valuation model) AND stable-to-improving estimate revisions; but we will be looking at the margin in the MID-CAP sector where valuations are more neglected. There was a MINDLESS rush into mega-cap stocks in the fourth quarter of 1997 as part of a flight to dollar based quality and liquidity. This has created greater absolute and relative value further down the capitalization spectrum.

  d) We will continue to ruthlessly exercise our sell disciplines. True disappointments in our investment catalysts will cause us to sell a stock, and we will have to be out ahead of the crowd in order to provide value added.

By following these tenets we will be sticking to our roots in value investing. Our goal, as an adviser to large corporate pension plans for the past 28 years, has been to capture the bulk of the move in up markets, but to judiciously CONSERVE OUR CLIENT'S CAPITAL during periods of adversity. As we have written before, bull markets are generally choked off by tight money, not high valuation, so with interest rates at low absolute levels and global central banks more likely to ease than tighten, we are more concerned about individual stock risk than that of the overall market. But given the amazing degree of complacency among U.S. investors we want to redouble our vigilance, and take advantage of the strengths of having a TEAM of investment professionals dedicated to our model portfolio. Our six senior investment professionals have an average of 20 years experience and have weathered many storms. This team is backed up by another five junior analysts (who are being indoctrinated in our philosophy and process), as well as superb trading operations. This group will be acting as ONE to manage the ICAP Funds in 1998.

In closing, I would like to add that on January 1, 1998 ICAP launched two new
Portfolios: the ICAP Select Equity Portfolio and the ICAP Euro Select Equity Portfolio. These Portfolios use our existing expertise and are natural product extensions. The ICAP Select Equity Portfolio is similar to the existing portfolios, but is "concentrated," investing in a relatively limited number of companies. The ICAP Euro Select Equity Portfolio is also "concentrated" and builds off our expertise to find good values in large multinational firms primarily in Europe. If you would like further information, please call the ICAP Funds at 1-888-221-ICAP.

Thank you for your continuing support of the ICAP Funds.

Very truly yours,

/S/ Robert H. Lyon

Robert H. Lyon
President

P.S. Having started my career in the heyday of the "nifty-fifty," or "one-decision" investing (circa 1972-73), I have recently been struck by a major case of deja vu. Whether as a result of index funds, global investors seeking dollar-based predictability, or some other cosmic force, the mega-cap U.S. stocks have reached valuation levels that are out of sync with their growth rates, especially considering that many of these firms are multinationals whose earnings will be penalized by the continued strength of the U.S. dollar. For reference I have enclosed a list of selected stocks from that former period of euphoria - the obvious point is that ideal conditions can change, and that DESPITE HAVING SUBSTANTIAL EARNINGS GROWTH, P/E CONTRACTION CAN LEAD TO RETURNS WHICH ARE WELL BELOW THOSE PROJECTED BY BUYERS AT THE TIME OF PURCHASE. We at ICAP will continue to focus on the unloved, underfollowed and underowned companies where valuations are still attractive.


                                  1972 - 1982
                                 10 Year Change

                                                                 10 Year CAGR*
                                            EPS          P/E      Stock Price
                                          ------       ------     -----------
  American Home Products                  232.3%       (66.9)%         0.96%
  Avon Products                            27.3%       (84.6)%      (15.05)%
  Colgate-Palmolive Co.                   134.6%       (73.3)%       (4.58)%
  Bristol Myers Squibb                    298.4%       (51.1)%         6.90%
  International Business Machines         235.0%       (64.3)%         1.82%
  IFF                                     191.5%       (78.2)%       (4.43)%
  Coca-Cola Co.                           143.2%       (71.2)%       (3.50)%
  Merck & Co.                             181.9%       (66.3)%       (0.52)%
  Pepsico Inc.                            136.0%       (47.8)%         2.10%
  Procter & Gamble Co.                    183.0%       (62.5)%         0.59%
  Polaroid Corp.                         (43.9)%       (64.3)%      (14.86)%
  Texas Instruments Inc.                  181.1%       (47.3)%         4.00%
  Xerox Corp.                              37.3%       (81.8)%        12.93%

  Average                                 149.1%       (66.1)%        (3.0)%


* Compound Annualized Growth Rate
  Source: FactSet Data Systems

<F1> Source: Lipper Analytical Services.
<F2> Source: Morningstar, Inc.
<F3> Past performance is no guarantee of future results. In the absence of existing fee waivers, total returns would be reduced. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                        page 5




                             Investment Highlights

                      ICAP Discretionary Equity Portfolio

                                  Total Return


Portfolio Total Return
FOR THE YEAR ENDED 12/31/97
---------------------------
ONE YEAR              28.6%

AVERAGE ANNUAL
SINCE COMMENCEMENT    29.7%



                      ICAP
                 DISCRETIONARY             S&P 500
                     EQUITY                 STOCK
                   PORTFOLIO                INDEX
                   ---------                -----
12/31/94           100,000.00            100,000.00
3/31/95            108,812.40            109,736.55
6/30/95            122,344.82            120,212.78
9/30/95            131,897.92            129,765.13
12/31/95           136,211.67            137,577.90
3/31/96            145,950.46            144,962.49
6/30/96            148,276.61            151,467.82
9/30/96            153,348.78            156,149.13
12/31/96           169,759.05            169,165.68
3/31/97            176,494.69            173,701.05
6/30/97            204,979.02            204,025.67
9/30/97            222,731.16            219,308.86
12/31/97           218,312.74            225,604.93

This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. A direct investment in the S&P 500 Stock Index is not possible.


                                   Sector Breakdown

                                  I-CAP DISCRETIONARY       S&P 500
                                    EQUITY PORTFOLIO      STOCK INDEX

Basic Industries                        7.714%              4.958%
Capital Equipment-Technology           10.030%             12.862%
Capital Spending                       11.950%              7.994%
Consumer Durables                       3.950%              2.756%
Consumer Services                      12.880%              5.781%
Consumer Staples                       13.670%             12.148%
Energy                                  7.470%              9.071%
Financial                              10.690%             16.966%
Healthcare                             13.027%             11.354%
Retail                                  2.000%              5.146%
Transportation                          6.620%              1.275%
Utilities                               0.000%              9.689%

                                Investment Highlights

                                ICAP Equity Portfolio

                                     Total Return

Portfolio Total Return
FOR THE YEAR ENDED 12/31/97
---------------------------
ONE YEAR              29.1%

AVERAGE ANNUAL
SINCE COMMENCEMENT    31.3%



                             ICAP              S&P 500
                            EQUITY              STOCK
                          PORTFOLIO             INDEX
                         ----------          ----------
12/31/94                 100,000.00          100,000.00
3/31/95                  109,246.39          109,736.55
6/30/95                  123,850.87          120,212.78
9/30/95                  134,727.64          129,765.13
12/31/95                 138,853.00          137,577.90
3/31/96                  150,466.83          144,962.49
6/30/96                  152,460.84          151,467.82
9/30/96                  157,784.04          156,149.13
12/31/96                 175,313.64          169,165.68
3/31/97                  182,012.06          173,701.05
6/30/97                  213,374.41          204,025.67
9/30/97                  231,727.14          219,308.86
12/31/97                 226,302.78          225,604.93

This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. A direct investment in the S&P 500 Stock Index is not possible.



                                Sector Breakdown

                                        I-CAP               S&P 500
                                        EQUITY            STOCK INDEX

Basic Industries                        7.206%              4.958%
Capital Equipment-Technology           10.510%             12.862%
Capital Spending                       12.130%              7.994%
Consumer Durables                       3.800%              2.756%
Consumer Services                      12.590%              5.781%
Consumer Staples                       13.370%             12.148%
Energy                                  7.140%              9.071%
Financial                              11.520%             16.966%
Healthcare                             13.044%             11.354%
Retail                                  2.010%              5.146%
Transportation                          6.680%              1.275%
Utilities                               0.000%              9.689%

                         Discretionary Equity Portfolio
                            Schedule of Investments

                               December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------
                 COMMON STOCKS  89.81%

                 AUTOS, TRUCKS 3.67%
         95,100  General Motors Corp.                           $ 5,765,437
                                                                -----------

                 BANKS 9.94%
         36,600  Banc One Corp.                                   1,987,837
         36,500  Citicorp                                         4,614,969
         86,200  NationsBank Corp.                                5,242,037
         11,100  Wells Fargo & Co.                                3,767,756
                                                                -----------
                                                                 15,612,599
                                                                -----------
                 CHEMICALS 6.17%
         31,500  Akzo Nobel ADR                                   2,736,562
         93,584  Du Pont (E.I.) de Nemours & Co.                  5,620,889
         40,700  IMC Global Inc.                                  1,332,925
                                                                -----------
                                                                  9,690,376
                                                                -----------

                 COMMUNICATIONS 2.20%
         60,700  Motorola, Inc.                                   3,463,694
                                                                -----------

                 COMPUTER SYSTEMS 2.53%
         38,034  International Business Machines Corp.            3,976,930
                                                                -----------

                 DEFENSE 8.18%
         72,400  Boeing Co.                                       3,543,075
         41,650  Northrop Grumman Corp.                           4,789,750
          6,065  Raytheon Co. - Class A                             299,057
         83,600  Raytheon Co. - Class B                           4,221,800
                                                                -----------
                                                                 12,853,682
                                                                -----------

                 DRUGS, SUPPLIES 8.55%
         67,344  American Home Products Corp.                     5,151,816
          5,700  Baxter International, Inc.                         287,494
        105,700  Hoechst AG - ADR                                 3,706,106
         96,756  Rhone-Poulenc SA - ADR                           4,293,548
                                                                -----------
                                                                 13,438,964
                                                                -----------

                 ELECTRONICS 3.58%
         30,800  LSI Logic Corp.*                                   608,300
         83,000  Philips Electronics N.V.                         5,021,500
                                                                -----------
                                                                  5,629,800
                                                                -----------


See notes to financial statements.

                            Discretionary Equity Portfolio
                            Schedule of Investments (cont'd)

                               December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------

                 ENTERTAINMENT 1.81%
        145,300  Host Marriott Corp.*                          $  2,851,513
                                                               ------------

                 FOOD, TOBACCO & BEVERAGE 10.91%
        109,300  Archer Daniels Midland Co.                       2,370,444
         91,650  Diageo plc   - ADR                               3,471,244
         51,600  Loews Corp.                                      5,476,050
        128,600  Philip Morris Cos., Inc.                         5,827,187
                                                               ------------
                                                                 17,144,925
                                                               ------------

                 FOREST & PAPER, CONTAINERS 0.52%
         26,900  Boise Cascade Corp.                                813,725
                                                               ------------

                 HEALTHCARE - MISCELLANEOUS 1.64%
         77,750  Tenet Healthcare Corp.*                          2,575,469
                                                               ------------

                 MEDIA 5.14%
        122,350  Dun and Bradstreet Corp.                         3,785,203
        148,550  U S WEST Media Group*                            4,289,381
                                                               ------------
                                                                  8,074,584
                                                               ------------

                 METALS 2.23%
         58,350  Reynolds Metals Co.                              3,501,000
                                                               ------------

                 NATURAL GAS 1.39%
         89,900  Union Pacific Resources Group                    2,180,075

                                                               ------------
                 NON-DEFENSE CAPITAL SPENDING 2.93%
         27,000  B.F. Goodrich Company                            1,118,812
         57,600  Case Corp.                                       3,481,200
                                                               ------------
                                                                  4,600,012
                                                               ------------
                 OIL 5.56%
         35,700  Ashland Inc.                                     1,916,644
         42,650  Elf Aquitaine - ADR                              2,500,356
        111,250  Unocal Corp.                                     4,317,891
                                                               ------------
                                                                  8,734,891
                                                               ------------

                 RETAIL 1.86%
         67,692  Federated Department Stores, Inc.*               2,914,987
                                                               ------------

                 SERVICES - MISCELLANEOUS 2.04%
        139,290  Peninsular & Oriental - ADR                      3,203,670
                                                               ------------

See notes to financial statements.

                           Discretionary Equity Portfolio
                            Schedule of Investments (cont'd)

                               December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------

                 SOFTWARE & SERVICES 1.01%
        54,100   First Data Corp.                              $  1,582,425
                                                               ------------
                 TOYS 1.80%
        90,000   Hasbro, Inc.                                     2,835,000
                                                               ------------

                 TRANSPORTATION 6.15%
        17,400   AMR Corp.*                                       2,235,900
        36,484   Burlington Northern Santa Fe Corp.               3,390,732
       148,300   Canadian Pacific, Ltd.                           4,041,175
                                                               ------------
                                                                  9,667,807
                                                               ------------
                 TOTAL COMMON STOCKS
                   (cost $122,850,020)                          141,111,565
                                                               ------------

                 PREFERRED STOCK 2.98%

                 MEDIA 2.98%
       235,900   News Corp. Ltd. ADR                              4,688,513
                                                               ------------

                 TOTAL PREFERRED STOCK
                   (cost $4,201,893)                              4,688,513
                                                               ------------



                           See notes to financial statements.

                            Discretionary Equity Portfolio
                            Schedule of Investments (cont'd)

                                    December 31, 1997

       --------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                       VALUE
       --------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS 7.42%

                 DISCOUNTED COMMERCIAL PAPER 4.57%
     $1,100,000  Procter & Gamble Co. (The), 5.55%, 1/6/98     $  1,099,207
      6,100,000  Lucent Technologies Inc., 5.55%, 1/16/98         6,086,650
                                                               ------------
                                                                  7,185,857
                                                               ------------

                 MONEY MARKET 2.85%
      4,481,062  UMB Bank Money Market Fiduciary                  4,481,062
                                                               ------------

                 TOTAL SHORT-TERM INVESTMENTS
                    (cost $11,666,919)                           11,666,919
                                                               ------------

                 TOTAL INVESTMENTS 100.21%
                   (cost $138,718,832)                          157,466,997

                 Liabilities, less Cash
                   and Other Assets (0.21)%                        (330,321)
                                                               ------------

                 NET ASSETS 100.00%                            $157,136,676
                                                               ============


See notes to financial statements.
* Non-income producing

                                Equity Portfolio
                            Schedule of Investments
                               December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------

                 COMMON STOCKS  94.97%

                 AUTOS, TRUCKS 3.74%
        229,050  General Motors Corp.                           $13,886,156
                                                                -----------

                 BANKS 11.35%
        102,550  Banc One Corp.                                   5,569,747
         89,700  Citicorp                                        11,341,444
        208,550  NationsBank Corp.                               12,682,447
         37,000  Wells Fargo & Co.                               12,559,188
                                                                -----------
                                                                 42,152,826
                                                                -----------

                 CHEMICALS 6.27%
         82,250  Akzo Nobel ADR                                   7,145,469
        204,116  Du Pont (E.I.) de Nemours & Co.                 12,259,717
        119,100  IMC Global Inc.                                  3,900,525
                                                                -----------
                                                                 23,305,711
                                                                -----------

                 COMMUNICATIONS 2.32%
        150,900  Motorola, Inc.                                   8,610,731
                                                                -----------

                 COMPUTER SYSTEMS 2.72%
         96,766  International Business Machines Corp.           10,118,095
                                                                -----------

                 DEFENSE 8.76%
        192,100  Boeing Co.                                       9,400,894
         99,500  Northrop Grumman Corp.                          11,442,500
         14,607  Raytheon Co. - Class A                             720,284
        217,150  Raytheon Co. - Class B                          10,966,075
                                                                -----------
                                                                 32,529,753
                                                                -----------
                 DRUGS, SUPPLIES 8.97%
        171,906  American Home Products Corp.                    13,150,809
         14,000  Baxter International, Inc.                         706,125
        266,100  Hoechst AG - ADR                                 9,330,131
        228,069  Rhone-Poulenc SA -- ADR                         10,120,562
                                                                -----------
                                                                 33,307,627
                                                                -----------

                 ELECTRONICS 4.23%
         93,400  LSI Logic Corp.*                                 1,844,650
        229,280  Philips Electronics N.V.                        13,871,440
                                                                -----------
                                                                 15,716,090
                                                                -----------

See notes to financial statements.

                                Equity Portfolio
                           Schedule of Investments (cont'd)


                              December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------

                 ENTERTAINMENT 1.85%
        350,450  Host Marriott Corp.*                          $  6,877,581
                                                               ------------
                 FOOD, TOBACCO & BEVERAGE 11.43%
        286,100  Archer Daniels Midland Co.                       6,204,794
        229,400  Diageo plc - ADR                                 8,688,525
        122,500  Loews Corp.                                     13,000,312
        321,100  Philip Morris Cos., Inc.                        14,549,844
                                                               ------------
                                                                 42,443,475
                                                               ------------

                 FOREST & PAPER, CONTAINERS 0.58%
         71,100  Boise Cascade Corp.                              2,150,775
                                                               ------------

                 HEALTHCARE - MISCELLANEOUS 1.77%
        198,200  Tenet Healthcare Corp.*                          6,565,375
                                                               ------------

                 MEDIA 5.01%
        270,900  Dun and Bradstreet Corp.                         8,380,969
        354,750  U S WEST Media Group*                           10,243,406
                                                               ------------
                                                                 18,624,375
                                                               ------------
                 METALS 2.17%
        134,250  Reynolds Metals Co.                              8,055,000
                                                               ------------

                 NATURAL GAS 1.48%
        226,300  Union Pacific Resources Group                    5,487,775
                                                               ------------

                 NON-DEFENSE CAPITAL SPENDING 3.19%
        315,000  AGCO Corp.                                       9,213,750
         63,600  B.F. Goodrich Company                            2,635,425
                                                               ------------
                                                                 11,849,175
                                                               ------------
                 OIL 5.56%
         80,600  Ashland Inc.                                     4,327,212
        107,070  Elf Aquitaine - ADR                              6,276,979
        258,650  Unocal Corp.                                    10,038,853
                                                               ------------
                                                                 20,643,044
                                                               ------------

                 RETAIL 1.98%
        170,958  Federated Department Stores, Inc.*               7,361,879

                                                               ------------
See notes to financial statements.

                                Equity Portfolio
                           Schedule of Investments (cont'd)


                              December 31, 1997

       --------------------------------------------------------------------
         NUMBER
       OF SHARES                                                    VALUE
       --------------------------------------------------------------------

                 SERVICES - MISCELLANEOUS 2.19%
        354,293  Peninsular & Oriental - ADR                    $ 8,148,739
                                                                -----------

                 SOFTWARE & SERVICES 1.07%
        135,950  First Data Corp.                                 3,976,537
                                                                -----------

                 TOYS 1.75%
        205,925  Hasbro, Inc.                                     6,486,637
                                                                -----------

                 TRANSPORTATION 6.58%
         43,750  AMR Corp.*                                       5,621,875
         92,766  Burlington Northern Santa Fe Corp.               8,621,440
        373,900  Canadian Pacific, Ltd.                          10,188,775
                                                                -----------
                                                                 24,432,090
                                                                -----------

                 TOTAL COMMON STOCKS
                    (cost $320,127,190)                         352,729,446
                                                                -----------

                 PREFERRED STOCK 3.35%

                 MEDIA 3.35%
        625,700  News Corp. Ltd. ADR                             12,435,788
                                                                -----------

                 TOTAL PREFERRED STOCK
                    (cost $11,227,535)                           12,435,788
                                                                -----------

See notes to financial statements.

                                Equity Portfolio
                           Schedule of Investments (cont'd)


                              December 31, 1997

       --------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                       VALUE
       --------------------------------------------------------------------

                 SHORT-TERM INVESTMENT 1.90%

                 MONEY MARKET 1.90%
     $7,040,464  UMB Bank Money Market Fiduciary               $  7,040,464
                                                               ------------

                 TOTAL SHORT-TERM INVESTMENT
                    (cost $7,040,464)                             7,040,464
                                                               ------------

                 TOTAL INVESTMENTS 100.22%
                    (cost $338,395,189)                         372,205,698
                                                               ------------

                 Liabilities, less Cash
                    and Other Assets (0.22)%                       (803,720)
                                                               ------------

                 NET ASSETS 100.00%                            $371,401,978
                                                               ============

See notes to financial statements.
* Non-income producing.

                                ICAP Funds, Inc.
                      Statements of Assets and Liabilities

                               December 31, 1997

-----------------------------------------------------------------------------
                                               DISCRETIONARY
                                                   EQUITY          EQUITY
                                                 PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------
ASSETS:
Investments, at value
  (cost $138,718,832 and $338,395,189,
  respectively)                                 $157,466,997     $372,205,698
Dividends and interest receivable                    129,477          356,072
Deferred organization costs                           14,520           14,519
Prepaid blue sky fees                                 12,468           12,028
                                                ------------     ------------
     Total Assets                                157,623,462      372,588,317
                                                ------------     ------------

LIABILITIES:
Payable for securities purchased                     357,966          888,378
Accrued investment advisory fee                       78,752          184,588
Accrued expenses                                      50,068          113,373
                                                ------------     ------------
     Total Liabilities                               486,786        1,186,339
                                                ------------     ------------

NET ASSETS                                      $157,136,676     $371,401,978
                                                ============     ============

NET ASSETS CONSIST OF:
Capital stock                                  $      51,792  $       105,746
Paid-in-capital in excess of par                 138,896,579      337,889,339
Undistributed net investment income                    1,241            4,372
Distributions in excess of book net realized
  gain on investments                               (561,101)        (407,988)
Net unrealized appreciation on investments        18,748,165       33,810,509
                                                ------------     ------------
NET ASSETS                                      $157,136,676     $371,401,978
                                                ============     ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                       100,000,000      100,000,000
Issued and outstanding                             5,179,158       10,574,593

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                              $30.34           $35.12
                                                      ======           ======

See notes to financial statements.

                                ICAP Funds, Inc.
                            Statements of Operations

                      For the Year Ended December 31, 1997

-----------------------------------------------------------------------------
                                            DISCRETIONARY
                                                EQUITY             EQUITY
                                              PORTFOLIO           PORTFOLIO
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                    $2,489,041<F1>       $4,533,535<F2>
Interest                                        651,263              432,696
                                             ----------            ---------
                                              3,140,304            4,966,231
                                             ----------            ---------
EXPENSES:
Investment advisory fees                      1,157,843            2,141,357
Fund administration and accounting fees         159,865              221,335
Federal and state registration fees              41,689               89,996
Legal fees                                       24,746               24,739
Directors' fees and expenses                     22,619               22,603
Custody fees                                     22,462               34,581
Shareholder servicing                            19,860               24,187
Audit fees                                       13,978               13,971
Amortization of organization costs                7,256                7,256
Reports to shareholders                           7,252                7,459
Other                                             5,565                5,333
                                             ----------            ---------
Total expenses before waiver                  1,483,135            2,592,817
Waiver of expenses by adviser                  (325,292)            (451,460)
                                             ----------            ---------
Net expenses                                  1,157,843            2,141,357
                                             ----------            ---------

NET INVESTMENT INCOME                         1,982,461            2,824,874
                                             ----------            ---------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments             29,520,220           42,465,810
Change in unrealized appreciation
  on investments                              3,099,781           14,971,397
                                             ----------           ----------
Net gain on investments                      32,620,001           57,437,207
                                             ----------           ----------


NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                             $34,602,462          $60,262,081
                                            ===========          ===========

<F1>  Net of $57,602 in foreign withholding taxes.
<F2>  Net of $108,945 in foreign withholding taxes.

See notes to financial statements.

                         Discretionary Equity Portfolio
                      Statements of Changes in Net Assets


-----------------------------------------------------------------------------
                                               YEAR                YEAR
                                               ENDED               ENDED
                                           DEC. 31, 1997       DEC. 31, 1996
-----------------------------------------------------------------------------

OPERATIONS:
Net investment income                      $  1,982,461           $ 1,208,695
Net realized gain on investments             29,520,220             6,299,055
Change in unrealized appreciation
   on investments                             3,099,781            13,371,227
                                           ------------           -----------
Net increase in net assets resulting
  from operations                            34,602,462            20,878,977
                                           ------------           -----------

DISTRIBUTIONS PAID FROM:
Net investment income                        (2,016,514)           (1,180,843)
In excess of book net investment income          (6,886)                  --
Net realized gain on investments            (29,508,774)           (6,299,055)
In excess of book net realized gain
  on investments                                     --             (554,132)
                                           ------------           -----------
Net decrease in net assets resulting from
   distributions paid                       (31,532,174)           (8,034,030)
                                           ------------           -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                  27,202,442            60,577,180
Shares issued to holders in
  reinvestment of distributions              30,736,909             7,940,201
Shares redeemed                             (14,152,790)           (8,444,934)
                                           ------------           -----------
Net increase in net assets resulting from
   capital share transactions                43,786,561            60,072,447
                                           ------------           -----------

TOTAL INCREASE IN NET ASSETS                 46,856,849            72,917,394

NET ASSETS:
Beginning of year                           110,279,827            37,362,433
                                           ------------           -----------
End of year                                $157,136,676          $110,279,827
                                           ============           ===========


See notes to financial statements.

                                Equity Portfolio
                      Statements of Changes in Net Assets


-----------------------------------------------------------------------------
                                                YEAR                 YEAR
                                                ENDED                ENDED
                                           DEC. 31, 1997        DEC. 31, 1996
-----------------------------------------------------------------------------

OPERATIONS:
Net investment income                       $ 2,824,874           $ 1,035,190
Net realized gain on investments             42,465,810             5,779,806
Change in unrealized appreciation
   on investments                            14,971,397            15,258,719
                                            -----------           -----------
Net increase in net assets resulting
  from operations                            60,262,081            22,073,715
                                            -----------           -----------

DISTRIBUTIONS PAID FROM:
Net investment income                        (2,861,245)             (998,870)
In excess of book net investment income          (3,755)                   --
Net realized gain on investments            (42,465,810)           (5,779,806)
In excess of book net realized gain
  on investments                                (68,649)             (325,054)
                                            -----------           -----------
Net decrease in net assets resulting from
   distributions paid                       (45,399,459)           (7,103,730)
                                            -----------           -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                 191,752,572           101,599,973
Shares issued to holders in
  reinvestment of distributions              44,264,988             6,875,245
Shares redeemed                             (28,602,814)          (21,108,211)
                                            -----------           -----------
Net increase in net assets resulting from
   capital share transactions               207,414,746            87,367,007
                                            -----------           -----------

TOTAL INCREASE IN NET ASSETS                222,277,368           102,336,992

NET ASSETS:
Beginning of year                           149,124,610            46,787,618
                                            -----------           -----------
End of year                                $371,401,978          $149,124,610
                                            ===========           ===========

See notes to financial statements.

                         Discretionary Equity Portfolio
                              Financial Highlights


-----------------------------------------------------------------------------
                                        YEAR           YEAR           YEAR
                                        ENDED          ENDED          ENDED
(For a share outstanding              DEC. 31,       DEC. 31,       DEC. 31,
throughout the year)                    1997           1996         1995 <F1>
-----------------------------------------------------------------------------

Net asset value, beginning of year     $29.55         $25.42         $20.00

Income from investment operations:
  Net investment income                  0.48           0.36           0.31
  Net realized and unrealized gain on
    investments                          7.80           6.09           6.70
                                       ------         ------         ------
    Total income from investment
       operations                        8.28           6.45           7.01
                                       ------         ------         ------
Less distributions:
  From net investment income            (0.48)         (0.36)         (0.31)
  In excess of book net investment
     income                             (0.01)            --             --
  From net realized gain on
     investments                        (7.00)         (1.80)         (1.27)
  In excess of book net realized gain
     on investments                        --          (0.16)         (0.01)
                                       ------         ------         ------
    Total distributions                 (7.49)         (2.32)         (1.59)
                                       ------         ------         ------

Net asset value, end of year           $30.34         $29.55         $25.42
                                       ======         ======         ======

Total return                           28.60%         25.55%         35.21%

Supplemental data and ratios:
  Net assets, end of year
     (in thousands)                  $157,137       $110,280        $37,362
  Ratio of expenses to average
     net assets <F2>                    0.80%          0.80%          0.80%
  Ratio of net investment income to
    average net assets <F2>             1.37%          1.35%          1.71%
  Portfolio turnover rate                131%           138%           102%
  Average commission rate paid on
     portfolio investment
     transactions                     $0.0354        $0.0356            N/A


<F1> Commencement of operations January 1, 1995.
<F2> Net of waivers by the Adviser. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.02%, 1.11% and 1.56%, and the ratio of net investment income to average net assets would have been 1.15%, 1.04% and 0.95% for the years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively.


See notes to financial statements.

                                Equity Portfolio
                              Financial Highlights


-------------------------------------------------------------------------------
                                             YEAR           YEAR        YEAR
                                             ENDED          ENDED      ENDED
(For a share outstanding                   DEC. 31,       DEC. 31,    DEC. 31,
throughout the year)                         1997           1996      1995 <F1>
-------------------------------------------------------------------------------

Net asset value, beginning of year          $31.16         $26.03      $20.00

Income from investment operations:
  Net investment income                       0.37           0.31        0.28
  Net realized and unrealized gain
    on investments                            8.57           6.49        7.45
                                            ------         ------      ------
    Total income from investment
      operations                              8.94           6.80        7.73
                                            ------         ------      ------
Less distributions:
  From net investment income                 (0.37)         (0.30)      (0.28)
  In excess of book net
    investment income                        (0.01)             --          --
  From net realized gain on investments      (4.59)         (1.30)      (1.41)
  In excess of book net realized gain on
    investments                              (0.01)         (0.07)      (0.01)
                                            ------         ------      ------
    Total distributions                      (4.98)         (1.67)      (1.70)
                                            ------         ------      ------
Net asset value, end of year                $35.12         $31.16      $26.03
                                            ======         ======      ======

Total return                                29.08%         26.26%      38.85%

Supplemental data and ratios:
  Net assets, end of year
    (in thousands)                        $371,402       $149,125     $46,788
  Ratio of expenses to average
    net assets <F2>                          0.80%          0.80%       0.80%
  Ratio of net investment income to
    average net assets <F2>                  1.06%          1.15%       1.49%
  Portfolio turnover rate                     121%           125%        105%
  Average commission rate paid on
    portfolio investment transactions      $0.0330        $0.0365         N/A

<F1> Commencement of operations January 1, 1995.
<F2> Net of waivers by the Adviser. Without waivers of expenses, the ratio of expenses to average net assets would have been 0.97%, 1.12% and 1.44%, and the ratio of net investment income to average net assets would have been 0.89%, 0.83% and 0.85% for the years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively.

See notes to financial statements.

                         Notes to Financial Statements

                               December 31, 1997


                                1. Organization

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Invest-ment Company Act of 1940. Both the Discretionary Equity and EquityPortfolios (the "Portfolios") are diversified portfolios of ICAP. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. Both Portfolios commenced operations on January 1, 1995.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b) Federal Income and Excise Taxes - It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Portfolio. Therefore, no federal income or excise tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Dividends differ from book net investment income due to the nondeductible tax treatment of items such as organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax pur-poses. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1997, reclassifications were recorded from undistributed net investment income to reduce paid-in capital by $4,063 for both the Discretionary Equity and Equity Portfolios.

d) Short-Term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

e) Other - Investment transactions are accounted for on the trade date plus one. The Portfolios determine the gain or loss realized from the investment transactions by comparing the identified original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                          3. Capital Share Transactions

Transactions in shares of the Portfolios were as follows:


                              Discretionary
                                  Equity                      Equity
                                Portfolio                    Portfolio
                           -------------------        -----------------------
                             Year       Year            Year           Year
                            Ended      Ended           Ended          Ended
                           Dec. 31,   Dec. 31,        Dec. 31,       Dec. 31,
                             1997       1996           1997            1996
                           --------   --------        --------       --------
Shares sold                840,715    2,292,674      5,274,966     3,514,078
Shares issued to holders
  in reinvestment of
  distributions          1,026,668      271,211      1,282,704       222,754
Shares redeemed           (419,974)    (301,710)      (768,627)     (748,775)
                         ---------    ---------      ---------     ---------
Net increase             1,447,409    2,262,175      5,789,043     2,988,057
                         =========    =========      =========     =========

                           4. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the year ended December 31, 1997 are summarized below:

                                           Discretionary
                                               Equity          Equity
                                             Portfolio       Portfolio
                                           -------------    -----------
            Purchases                       $179,235,857    $476,241,571
            Sales                           $171,267,939    $310,349,457

There were no purchases or sales of U.S. government obligations. At December 31, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $139,280,498 and $338,850,888 for the Discretionary Equity and Equity Portfolios, respectively, were as follows:


                                           Discretionary
                                               Equity          Equity
                                             Portfolio       Portfolio
                                           -------------    -----------
            Unrealized appreciation         $21,604,146     $43,601,300
            Unrealized depreciation          (3,417,647)    (10,246,490)
                                            -----------     -----------
            Net unrealized appreciation
              on investments                $18,186,499     $33,354,810
                                            ===========     ===========


For the year ended December 31, 1997, 86% and 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Discretionary Equity and Equity Portfolios, respectively. For the year ended December 31, 1997, the Discretionary Equity and Equity Portfolios designated $6,543,011 and $7,167,921 as 28% rate capital gain distributions and $5,214,182 and $5,858,000 as 20% rate capital gain distributions, respectively.


                        5. Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with whom certain officers and directors of ICAP are affiliated, to furnish investment advisory services to the Portfolios. Under the terms of this agreement, the Portfolios will pay the Adviser a monthly fee at the annual rate of 0.80% of average net assets. If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser has agreed to voluntarily reimburse the Portfolios for the amount of such excess.

                         Report of Independent Accountants


            To the Shareholders and Board of Directors of the ICAP
            Funds, Inc.

            We have audited the accompanying statements of assets and liabilities of the ICAP Funds, Inc. (the "Fund") (comprising, respectively, the Discretionary Equity and the Equity Portfolios), including the schedules of investments in securities, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ICAP Funds, Inc., as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

            COOPERS & LYBRAND L.L.P.

            Milwaukee, Wisconsin
            January 23, 1998

Directors

Pamela H. Conroy
Senior Vice President, Secretary and Director,
Institutional Capital Corporation

Dr. James A. Gentry
Professor of Finance, University of Illinois

Joseph A. Hays
Retired Vice President/Corporate Relations,
Tribune Company

Robert H. Lyon
President, Chief Investment Officer and Director,
Institutional Capital Corporation

Gary S. Maurer
Executive Vice President and Director,
Institutional Capital Corporation

Harold W. Nations
Partner, Holleb & Coff

Donald D. Niemann
Executive Vice President and Director,
Institutional Capital Corporation

Barbara C. Schanmier
Senior Vice President and Director,
Institutional Capital Corporation


Officers

Robert H. Lyon
President

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary


Investment Adviser

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229


Custodian

UMB Bank, n.a.
928 Grand Avenue
Kansas City, Missouri 64141-6226


Dividend-Disbursing and Transfer Agent

Sunstone Investor Services, LLC
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160


Administrator and
Fund Accountant

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712


Auditors

Coopers & Lybrand L.L.P.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-9905


Legal Counsel

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590



    This financial statement is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ICAP Funds, Inc.     225 West Wacker Drive     Suite 2400     Chicago, IL  60606